SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of Report:                      October 1, 2003

              Date of Earliest Event Reported:     October 1, 2003


                                 Verdisys, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      California                       333-64122                 22-3755993
----------------------        --------------------------     -------------------
(State of Organization)         (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)


                      10600 N. De Anza Boulevard, Suite 250
                           Cupertino, California 95014
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (858) 618-1085
                          ----------------------------
                          Registrants Telephone Number


                         Reconstruction Data Group, Inc.
                          11650 Iberia Place, Suite 201
                           San Diego, California 92128
                                 (858) 618-1085
                     --------------------------------------
                     (Former Name or Address of Registrant)
















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Verdisys, Inc.                                                Report on Form 8-K



Item 5.  Other Events
---------------------

     Verdisys, Inc, at its option, files the following information, which is deemed of interest to security holders:

          License Agreement by and between Verdisys, Inc. and Carl W. Landers; re: proprietary well enhancement techniques, device, technology and methods; dated April 24, 2003.

          Amendment to License Agreement by and between Verdisys,  Inc. and Carl
          W. Landers; re: proprietary well enhancement techniques, device, technology and methods; dated September 4, 2003.


Item 7.  Exhibits
-----------------

     Verdisys, Inc. provides herewith the following exhibits.

     Exhibit 99.1             License  Agreement by and between  Verdisys,  Inc.
                              and Carl W. Landers; re: proprietary well enhancement techniques, device, technology and methods; dated April 24, 2003.

     Exhibit 99.2 Amendment to License Agreement between Verdisys, Inc. and Carl W. Landers; re: proprietary well enhancement techniques, device, technology and methods; dated September 3, 2003.




                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      VERDISYS, INC.
                                          --------------------------------------


Date: October 1, 2003                By:  \s\ Dan Williams, President
                                          --------------------------------------
                                          Dan Williams, President
                                          Principal Executive Officer


Date: October 1, 2003                By:  \s\ David Mauz, COO
                                          --------------------------------------
                                          David Mauz, Chief Operations Officer


Date: October 1, 2003                By:  \s\ Andrew Wilson, CFO
                                          --------------------------------------
                                          Andrew Wilson, Chief Financial Officer
                                          Principal Accounting Officer











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